Exhibit 10.102

July 22, 2023

Soluna2 SLC Fund II Project Holdco LLC

c/o Spring Lane Capital

100 Cambridge Street, Suite 1802

Boston, MA 02114

with a copy to:

Mark Barnett

Foley Hoag LLP

155 Seaport Boulevard

Boston, MA 02210

PAYOFF LETTER

To Whom it May Concern:

Reference is made to that Equipment Loan Agreement, dated as of May 16, 2024 (as amended, restated, supplemented or otherwise modified, the “ELA”), by and between SDI SL Borrowing - 1, LLC, a Nevada limited liability company (“Borrower”) and Soluna2 SLC Fund II Project Holdco LLC, as the lender (the “Lender”). Lender acknowledges that the Borrower’s debt under the ELA has been assigned to Soluna DVSL II Computeco, LLC (“D2”).

Lender hereby acknowledges that upon receipt of Class B Membership Interests in D2 with a value of $2,160,000 (“Payoff Amount”) on the date hereof, or soon thereafter as agreed to between the parties, presenting payment in full of the then-outstanding obligations owing by D2 (as assignee of the Borrower) under the ELA, including accrued principal, interest, fees, expenses, charges or other costs, the loan amount requested pursuant to the Borrowing Request (as defined in the ELA) shall be deemed repaid in full and satisfied. The loan repayment pursuant to the ELA will have been extinguished.

This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same letter. Delivery of an executed signature page of this letter by email transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signatures appear on the following page.]

Very truly yours,

Soluna2 SLC Fund II Project Holdco LLC

By:
Name:
Title:

Acknowledged and Agreed:

SOLUNA DVSL II COMPUTECO, LLC

By:
Name:	John Belizaire
Title:	CEO

SDI SL BORROWING - 1, LLC

By:
Name:	John Belizaire
Title:	CEO

[Signature Page to Payoff Letter (Dorothy 2)]